UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant ☒  Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Jefferson Capital, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Jefferson Capital, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 5, 2026
9:00 a.m. (Eastern time)
JEFFERSON CAPITAL, INC.
600 SOUTH HIGHWAY 169, SUITE 1575
MINNEAPOLIS, MINNESOTA 55426

April 21, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Jefferson Capital, Inc. at 9:00 a.m. Eastern time, on Friday, June 5, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
/s/ David Burton

David Burton
Chairman, Chief Executive Officer and President

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JEFFERSON CAPITAL, INC.
600 South Highway 169, Suite 1575
Minneapolis, Minnesota 55426

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, June 5, 2026

The Annual Meeting of Stockholders (the “Annual Meeting”) of Jefferson Capital, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. Eastern time on Friday, June 5, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/JCAP2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•
To elect David Burton, Thomas Harding, and Thomas Lydon, Jr. as Class I Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 10, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by appointment at our corporate headquarters during regular business hours or by sending an email to Matthew Pfohl, Chief Administrative Officer, General Counsel and Secretary at AnnualMeeting@jcap.com, stating the purpose of the request and providing proof of ownership of Company stock. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you receive a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
/s/ Matthew Pfohl
Matthew Pfohl
Chief Administrative Officer, General Counsel and Secretary
Minneapolis, Minnesota
April 21, 2026

JEFFERSON CAPITAL, INC.
600 South Highway 169, Suite 1575
Minneapolis, Minnesota 55426
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Jefferson Capital, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 5, 2026 (the “Annual Meeting”), at 9:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/JCAP2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.0001 par value per share, as of the close of business on April 10, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 61,711,588 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about April 21, 2026 to our stockholders on the Record Date.
In this proxy statement, “Jefferson Capital”, “Company”, “we”, “us”, and “our” refer to Jefferson Capital, Inc. References to “JCF Stockholders” mean a voting group led by JCF IV JCAP Holding L.P., entities affiliated with J.C. Flowers, who collectively own a controlling interest in our common stock.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 5, 2026
This Proxy Statement and our 2025 Annual Report to Stockholders are available at
http://www.proxyvote.com/
Proposals
At the Annual Meeting, our stockholders will be asked:
•
To elect David Burton, Thomas Harding, and Thomas Lydon, Jr. as Class I Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•	FOR the election of David Burton, Thomas Harding, and Thomas Lydon, Jr. as Class I Directors; and
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Jefferson Capital’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Jefferson Capital is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 21, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 10, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 61,711,588 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. See “How do I vote – Beneficial Owners of Shares Held in Street Name” below for additional information.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
You may attend the Annual Meeting online only if you are a Jefferson Capital stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/JCAP2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 4, 2026. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary of Jefferson Capital prior to or at the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 1 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/JCAP2026.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10 Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes, if any, will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation, disqualification or removal.
We currently have eight (8) directors on our Board. Our current Class I Directors are David Burton, Thomas Harding, and Thomas Lydon, Jr. The Board has nominated David Burton, Thomas Harding, and Thomas Lydon, Jr. for election as Class I Directors at the Annual Meeting.
As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire at the 2029 Annual Meeting of Stockholders; Class II, whose term will expire at the 2027 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2028 Annual Meeting of Stockholders. The current Class I Directors are David Burton, Thomas Harding, and Thomas Lydon, Jr.; the current Class II Directors are Susan Atkins and John Oros; and the current Class III Directors are James Pierce, Beth Leonard and Ronald Vaske.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, subject to the Stockholders Agreement, dated as of June 25, 2025, and entered into by and between the Company and J.C. Flowers IV L.P. and JCF IV Coinvest JCAP L.P., the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed at any time with or without cause only by the holders of at least a majority of the voting power of the outstanding shares of the common stock entitled to vote on the election and removal of directors. From after the time at which the JCF Stockholders collectively cease to own (directly or indirectly) at least 40% of the shares of our common stock, directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of the Common Stock then outstanding and entitled to vote on the election and removal of directors; and provided, further that the consent of the JCF Stockholders shall be required to remove a member of the Board that is designated to serve by the JCF Stockholders in accordance with the Stockholders Agreement. As of April 10, 2026, the JCF Stockholders beneficially own approximately 53.1% of the outstanding shares of our Common Stock.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class I Directors of the persons whose names and biographies appears below. In the event that any of Mr. Burton, Mr. Harding or Mr. Lydon should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of Mr. Burton, Mr. Harding or Mr. Lydon will be unable to serve if elected. Each of Mr. Burton, Mr. Harding or Mr. Lydon has consented to being named in this proxy statement and to serve if elected.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees For Class I Director (terms to expire at the 2029 Annual Meeting)
The nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Jefferson Capital
David Burton	61	2025	Chairman, President, Chief Executive Officer, Director
Thomas Harding	44	2025	Director
Thomas Lydon, Jr.	33	2025	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee are as follows:
David Burton
David Burton founded Jefferson Capital in 2002 and has served as President, Chief Executive Officer and Chairman of our board of directors since 2025. Prior to our initial public offering, he was a member of the board of managers and has led the company since inception. Prior to founding Jefferson Capital, Mr. Burton served as Group President of OSI Education Services, a subsidiary of leading accounts receivable management service provider Outsourcing Solutions, from 1996 to 2002. Mr. Burton entered the accounts receivable industry in 1992 when he joined A.M. Miller & Associates, eventually becoming its President and Chief Operating Officer and serving in such capacity from 1992 to 1996. Mr. Burton holds a Bachelor of Business Administration with a concentration in Finance and Law from the Stephen M. Ross School of Business at the University of Michigan. We believe Mr. Burton’s extensive experience in executive leadership positions and knowledge and experience in the accounts receivable industry make him well-qualified to serve as a member of our board of directors.
Thomas Harding
Thomas Harding has served on our board of directors since 2025 and, prior to our initial public offering, as a member of the board of managers of the company since 2018. Since 2015, Mr. Harding has served as Managing Director at J.C. Flowers, a private equity firm that focuses on investments in the financial services industry. Prior to joining J.C. Flowers, Mr. Harding worked in Bank of America Merrill Lynch’s Financial Institutions Group from 2008 to 2015 where he covered a diverse range of bank, insurance and specialty finance companies. In addition to serving on our board of directors, Mr. Harding currently serves on the boards of Island Finance, iLending and Capital Funding Bancorp. He holds a Bachelor of Arts from Swarthmore College, a Juris Doctor from Columbia Law School and a Master of Business Administration from Columbia Business School. We believe Mr. Harding’s broad knowledge and his experience investing in and advising financial services companies make him well-qualified to serve as a member of our board of directors.
Thomas Lydon, Jr.
Thomas Lydon, Jr. has served on our board of directors since 2025 and, prior to our initial public offering, as a member of the board of managers of the company since 2021. Mr. Lydon has served as a Vice President at J.C. Flowers since 2023 and has been with the firm since 2017. Prior to joining J.C. Flowers, Mr. Lydon worked in the Financial Institutions Group at Credit Suisse from 2015 to 2017. In addition to serving on our board of directors, Mr. Lydon currently serves on the boards of TRICOR Insurance, Infinite Investment Systems, and Accelerated Wealth Partners. He holds a Bachelor of Science from the McIntire School of Commerce at the University of Virginia. We believe Mr. Lydon’s experience investing in financial services companies and his financial expertise make him well-qualified to serve as a member of our board of directors.

Continuing members of the Board of Directors:
Class II Directors (terms to expire at the 2027 Annual Meeting)
The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Jefferson Capital
Susan Atkins	68	2026	Director
John Oros	79	2025	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Susan Atkins
Susan Atkins has served on our board of directors since 2026. She has over 40 years of experience leading complex corporate restructurings, with deep expertise in corporate finance, risk management, strategy, and governance. She previously served as Global Head of Wholesale Restructuring at JPMorgan Chase & Co. until September 2023, where she led a global team managing the firm’s positions in complex workout and restructuring situations. She currently serves as an independent director of several companies, including companies in restructuring or post-restructuring situations, and serves on the Creditor Advisory Committee of the FTX Post-Bankruptcy Trust. In addition to her corporate board work, she serves on the boards of several nonprofit organizations focused on legal advocacy, civil rights, and refugee employment. Ms. Atkins received a Bachelor of Science in Education at the University of Wisconsin-Madison and an MBA in Finance from the Carlson School of Management at the University of Minnesota. We believe Ms. Atkins’ extensive experience leading complex restructurings, together with her expertise in corporate finance and risk management, make her well-qualified to serve as a member of our board of directors.
John Oros
John Oros has served on our board of directors since 2025 and, prior to our initial public offering, as a member of the board of managers of the company since 2017. Mr. Oros is currently a Senior Advisor to J.C. Flowers and previously served as an Operating Partner from 2018 to 2023 and as a Managing Director from 2000 to 2018. Before joining J.C. Flowers, Mr. Oros held a number of executive positions at Enstar Group Limited, including serving as Executive Chairman from 2000 to 2011. Prior to joining Enstar, Mr. Oros worked in the Financial Institutions Group at Goldman Sachs from 1980 to 2000, where he became a General Partner in 1986. In addition to serving on our board of directors, Mr. Oros currently serves on the boards of National Guardian Life Insurance Company, iLending and TRICOR Insurance. Mr. Oros holds a Bachelor of Business Administration from the Wisconsin School of Business at the University of Wisconsin-Madison. We believe Mr. Oros’ extensive executive leadership experience and deep knowledge of the financial services industry make him well-qualified to serve as a member of our board of directors.

Class III Directors (terms to expire at the 2028 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Jefferson Capital
James Pierce	57	2026	Director
Beth Leonard	66	2025	Director
Ronald Vaske	59	2025	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
James Pierce
James Pierce has served on our board of directors since 2026. Mr. Pierce has significant experience in information technology, digital transformation, and operational leadership. He currently serves as the Chief Operating Officer at Minnesota Diversified Industries, a role he has held since September 2025. He previously served as Chief Information Officer at SALO, a Korn Ferry company, from October 2022 to September 2024, where he led the company’s information technology strategy, systems, and digital initiatives. Prior to that, Mr. Pierce worked as a Senior Director, Commercial Business Development at Cargill from January 2018 to September 2021. Mr. Pierce also currently serves on the board of MinnWest Bank. Mr. Pierce received a Bachelor of Science in Computer Science at Tuskegee University and an MBA from the Carlson School of Management at the University of Minnesota. We believe Mr. Pierce’s experience leading information technology and digital transformation initiatives, together with his operational leadership experience, make him well-qualified to serve as a member of our board of directors.
Beth Leonard
Beth Leonard has served on our board of directors since 2025 and, prior to our initial public offering, as a member of the board of managers of the company since 2024. Ms. Leonard has been a partner at EisnerAmper, a global accounting and advisory firm, since 2022 and served as Partner-in-Charge of the Minnesota office from 2022 to December 2025. Prior to the merger with EisnerAmper in 2022, Ms. Leonard worked at Lurie, LLP, a Minnesota-based accounting firm, from 1984 to 2022, including serving as Managing Partner for the last 15 years of her tenure. Ms. Leonard served on the board of directors of the American Institute of Certified Public Accountants from 2021 to 2024. She holds a Bachelor of Science in Business and Accounting from the Carlson School of Management at the University of Minnesota. We believe Ms. Leonard’s extensive experience in accounting and corporate finance matters, together with her management experience, make her well-qualified to serve as a member of our board of directors.
Ronald Vaske
Ronald Vaske has served on our board of directors since 2025 and, prior to our initial public offering, as a member of the board of managers of the company since 2016. Mr. Vaske has served as Senior Counsel at the law firm Ballard Spahr LLP since January 2026. Prior to that, he was a partner at Ballard Spahr LLP from 2018 to 2025, where his practice focused on advising financial institutions on regulatory, compliance, and Fintech matters. Prior to joining Ballard Spahr, Mr. Vaske practiced at the law firm Lindquist & Vennum LLP from 1998 to 2018. Mr. Vaske holds a Bachelor of Science from South Dakota State University and a Juris Doctor from Creighton University School of Law. We believe Mr. Vaske’s extensive legal experience advising financial institutions on regulatory and compliance matters makes him well-qualified to serve as a member of our board of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the 2026 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Jefferson Capital, Inc. (the “Company”) for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Beth Leonard (Chair)
Thomas Harding
Ronald Vaske

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2024	2025
Audit Fees	$1,031,100	$1,567,550
Audit-Related Fees	0	1,443,754
Tax Fees	0	0
All Other Fees	0	3,790
Total Fees	$1,031,100	$3,015,094

Audit Fees
Audit fees consist of fees billed to us by Deloitte & Touche for the audit of our consolidated financial statements included in our Annual Reports on Form 10-K, and reviews of our financial statements included in each of our Quarterly Reports on Form  10-Q starting in Q2 2025.
Audit-Related Fees
Audit-Related fees consist of comfort letters, consents and other audit-related services.
Tax Fees
No tax fees paid for 2024 and 2025.
All Other Fees
All other fees consist of all other services.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent auditor may be pre-approved. Under the Pre-Approval Policy, we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or other permissible non-audit services unless the service has been either (i) specifically pre-approved by the Audit Committee (“Specific Pre-Approval”) or (ii) included within a category of services that has received the Audit Committee’s general pre-approval (“General Pre-Approval”). Unless a type of service has received General Pre-Approval, it requires Specific Pre-Approval by the Audit Committee or by one or more members of the Audit Committee to whom the authority to grant pre-approval has been delegated. Any proposed services exceeding pre-approved fee levels or budgeted amounts also require Specific Pre-Approval. In considering whether to pre-approve services, the Audit Committee evaluates whether such services are consistent with the rules of the SEC and the Public Company Accounting Oversight Board regarding auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient service, taking into account factors such as its familiarity with the Company’s business, accounting systems and risk profile, and whether the service may enhance audit quality or the Company’s ability to manage risk. All such factors are considered as a whole, and no one factor is necessarily determinative. The Audit Committee may establish and periodically revise a list of services that are subject to General Pre-Approval, together with applicable fee levels or budgeted amounts. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management. All services provided by our independent auditor during fiscal 2025 were pre-approved by the Audit Committee in accordance with the Pre-Approval Policy.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
David Burton(1)	61	Chairman, President, Chief Executive Officer, Director
Christo Realov(2)	46	Chief Financial Officer, Treasurer
Matthew Pfohl(3)	59	Chief Administrative Officer, General Counsel, Secretary
Mark Zellmann(4)	44	President U.S. Business Lines
Penelope Person(5)	58	Chief Commercial Officer

(1)	See biography on page 8 of this proxy statement.
(2)
Christo Realov has served as our Chief Financial Officer since December 2024. Mr. Realov joined Jefferson Capital in 2021 as our Senior Vice President of Corporate Development and Treasurer. Prior to joining Jefferson Capital, Mr. Realov worked in the Global Financial Institutions group at Citigroup from 2004 to 2021, where he served in a variety of roles advising financial institutions, most recently as Director. Mr. Realov holds a Bachelor of Arts in Mathematics and a Bachelor of Arts in Economics from Franklin & Marshall College.

(3)
Matthew Pfohl joined Jefferson Capital in 2015 as Sr. Vice President and General Counsel and currently serves as our Chief Administrative Officer, General Counsel and Secretary. Prior to joining Jefferson Capital, Mr. Pfohl served as Vice President, Compliance and General Counsel at Interstate Auto Group Inc., a national auto sales and finance company with significant consumer finance operations, from 2012 to 2015. From 2005 to 2012, Mr. Pfohl practiced as a civil litigator at the Minnesota law firm Olson, Redford & Wahlberg, P.A. and from 2000 to 2005 served as General Counsel and Director of Legal Services at AmericInn International, a national hotel chain. Mr. Pfohl holds a Bachelor of Arts in Economics from the University of Notre Dame and a Juris Doctor from Loyola University of Chicago School of Law.

(4)
Mark Zellmann has served as our President of U.S. Business Lines since 2022. Mr. Zellmann joined Jefferson Capital in 2004 as a Financial Analyst and has held positions of increasing responsibility within the Company, including leading the U.S. Distressed Underwriting team since 2012 until his promotion to President of U.S. Business Lines in 2022. Mr. Zellmann holds a Bachelor of Arts from the University of Minnesota and a Master of Business Administration from St. Cloud State University. He holds a Certified Management Accountant (CMA) designation from the Institute of Management Accountants.

(5)
Penelope Person has served as our Chief Commercial Officer since July 2017. Ms. Person joined Jefferson Capital in 2002 and has held positions of increasing responsibility within the Company, including managing external recovery operations and overseeing internal call center operations, as well as leading client services and marketing teams. Prior to joining Jefferson Capital, Ms. Person served in a variety of leadership roles at Fingerhut Companies, Inc., a catalog and online retailer offering consumer credit, from 1987 to 2001. Ms. Person holds multiple degrees from St. Cloud Business College.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” page of our website located at https://investors.jcap.com/, or by writing to our Secretary at our offices at 600 South Highway 169, Suite 1575, Minneapolis, Minnesota 55426.
Board Composition
Our Board of Directors currently consists of eight members: Susan Atkins, David Burton, Thomas Harding, Beth Leonard, Thomas Lydon, Jr., John Oros, James Pierce, and Ronald Vaske. As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed at any time with or without cause only by the holders of at least a majority of the voting power of the outstanding shares of the common stock entitled to vote on the election and removal of directors. From after the time at which the JCF Stockholders collectively cease to own (directly or indirectly) at least 40% of the shares of our common stock, directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of the Common Stock then outstanding and entitled to vote on the election and removal of directors; and provided, further that the consent of the JCF Stockholders shall be required to remove member of the Board that is designated to serve by the JCF Stockholders in accordance with the Stockholders Agreement. As of April 10, 2026, the JCF Stockholders beneficially own approximately 53.1% of the outstanding shares of our Common Stock.
Controlled Company Exemption and Director Independence
We are a “controlled company” under the Nasdaq rules. As a result, we qualify for exemptions from, and have elected not to comply with, certain corporate governance requirements under the rules, including the requirements that we have a compensation committee and a nominating committee that are composed entirely of independent directors. We do not maintain a nominating committee. Even though we are a controlled company, we are required to comply with the rules of the SEC and the Nasdaq rules relating to the membership, qualifications and operations of our audit committee, which is permitted to be phased-in as follows: (1) one independent committee member at the time of our initial public offering; (2) a majority of independent committee members within 90 days of our initial public offering; and (3) all independent committee members within one year of our initial public offering. We currently have a majority of independent members on our audit committee. Similarly, once we are no longer a “controlled company,” we must comply with the independent board committee requirements as they relate to the compensation committee, on the same phase-in schedule as set forth above, with the trigger date being the date we are no longer a “controlled company” as opposed to our initial public offering date. Additionally, we will have 12 months from the date we cease to be a “controlled company” to have a majority of independent directors on our board of directors. We currently have a majority of independent directors on our board of directors.
The Nasdaq rules define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. As of April 10, 2026, JCF Stockholders control approximately 53.1 % of the combined voting power of the Company’s common stock, and control a majority of the voting power of the Company. Accordingly, we qualify as a “controlled company”. If we cease to be a controlled company and our common stock continues to be listed on Nasdaq, we will be required to comply with the Nasdaq requirements for non-controlled companies by the date our status as a controlled company changes or within specified transition periods applicable to certain provisions, as the case may be.

Susan Atkins, Beth Leonard, John Oros, James Pierce, and Ronald Vaske each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees, and that neither the director nor any of the director’s family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director and director nominee that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and director nominees and us with regard to each individual’s business and personal activities and relationships as they may relate to us and our management, including that Mr. Giles, a former director, Mr. Harding and Mr. Lydon, Jr. are affiliated with J.C. Flowers, one of our significant stockholders, and that Mr. Oros previously served in senior roles at J.C. Flowers and currently serves as a Senior Advisor to J.C. Flowers. There are no family relationships among any of our directors or executive officers.
Director Candidates
We do not maintain a nominating committee. Instead, the Board of Directors is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. We believe this is appropriate because we are a “controlled company” under Nasdaq rules and our controlling stockholder has control over the election of our directors. To facilitate the search process, the Board may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Board may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Board reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Board for candidates for election as a director. Thomas Harding and Thomas Lydon, Jr., were recommended by J.C. Flowers.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Board, in approving candidates (and, in the case of vacancies, appointing) for election, may take into account many factors, including: the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company, the candidate’s experience as a board member of another publicly held company, the candidate’s professional and academic experience relevant to the Company’s industry, the strength of the candidate’s leadership skills, the candidate’s experience in finance and accounting and / or executive compensation practices, and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform the Board’s oversight function effectively in light of the Company’s business and structure. In determining whether to appoint a director for re-election, the Board may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Board for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Board of Directors, c/o Secretary, Jefferson Capital, Inc., 600 South Highway 169, Suite 1575, Minneapolis, Minnesota 55426. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Board will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, Jefferson Capital, Inc., 600 South Highway 169, Suite 1575, Minneapolis, Minnesota 55426.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with David Burton serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles is best for our Company and its stockholders at this time because it promotes unified leadership and accountability and enables Mr. Burton to leverage his deep knowledge of our business and strategy in leading the Board’s oversight of the Company’s strategic, operational and financial performance. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time.
Our Board of Directors will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate. Our Corporate Governance Guidelines provide that, where the Chair of the Board is a member of management or not independent, the independent directors may appoint a Lead Director. The Lead Director’s responsibilities include presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and Chairman of the Board. John Oros currently serves as the Company’s Lead Director.
Risk assessment and oversight are integral to our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management identifies and evaluates strategic and operational risks on an on-going basis, including through regular management meetings and periodic strategic planning and review sessions. Senior management reports to the Board on these risks at regular meetings, including through presentations that address specific business functions, operations and strategies, as well as steps taken to mitigate or manage such risks.
The Board oversees the Company’s risk management processes both directly and through its various standing committees. In particular, the Board is responsible for monitoring and assessing the Company’s overall risk profile, including strategic and financial risk exposures, and the steps management has taken to monitor and control such exposures. The Board also reviews compliance and risk matters through a Board-level Compliance and Risk Committee that meets regularly and assists the Board in overseeing compliance, regulatory and enterprise risk matters. The Audit Committee focuses on risks related to financial reporting, internal controls and accounting matters and oversees the Company’s financial reporting processes and internal controls. The Audit Committee also monitors compliance with applicable financial reporting requirements and reviews and approves or disapproves any related person transactions. The Board believes that its current leadership structure supports effective oversight of the Company’s risk management processes.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code includes provisions addressing, among other things, ethical conduct, conflicts of interest, compliance with laws, and the reporting of violations. We have posted a current copy of the Code of Business Conduct and Ethics on our website, https://investors.jcap.com/, in the section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Insider Trading Policy
The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons, including controlled entities. The Company believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. The policy prohibits trading in the Company’s securities while in possession of material nonpublic information and prohibits the disclosure of such information to others in violation of applicable law. The policy also establishes blackout periods and pre-clearance requirements for certain transactions. The policy prohibits our directors, officers and employees and any entities they control from entering into hedging transactions that involve the Company’s securities, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Attendance by Members of the Board of Directors at Meetings
Following our initial public offering in June 2025 (“IPO”), there were 2 meetings of the Board of Directors during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director. Given the timing of our IPO, we did not hold an Annual Meeting of Stockholders in 2025.
Under our Corporate Governance Guidelines, which are available on our website at https://investors.jcap.com/, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD
Our Board has established two standing committees—Audit and Compensation—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation
Thomas Harding	X	Chairperson
Beth Leonard	Chairperson
Thomas Lydon, Jr.		X
Ronald Vaske	X	X

Audit Committee
Our Audit Committee’s responsibilities include:
•	the appointment, compensation, retention, oversight and, where appropriate, replacement of the independent registered public accounting firm;
•
reviewing the performance of the independent registered public accounting firm, the experience and qualifications of the senior members of the independent audit team and the quality control procedures of the independent auditors;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	discussing with management and the independent registered public accounting firm the effectiveness of our internal control over financial reporting;
•	discussing significant financial risk exposures and the steps management has taken to monitor, control and report such exposures;
•	establishing and maintaining appropriate procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;
•	meeting privately and separately, on a regular basis, with management and with the independent auditors;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by the SEC rules (which is included on page 12 of this proxy statement).
The Audit Committee charter is available on our website at https://investors.jcap.com/. The members of the Audit Committee are Thomas Harding, Beth Leonard and Ronald Vaske. Ms. Leonard serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Vaske and Ms. Leonard is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and that each of Mr. Vaske and Ms. Leonard meets the independence requirements of the Nasdaq Rules, including those related to Audit Committee membership. Thomas Harding does not qualify as independent under the Nasdaq Rules and Rule 10A-3, which will require that our audit committee be composed entirely of independent members within one year of the date of our initial public offering prospectus. The Board determined to appoint Mr. Harding to the audit committee due to his broad knowledge and experience in the financial services industry. We do not believe our reliance on the phase-in rules materially adversely affects the Audit Committee’s ability to act independently or to satisfy the other requirements of Rule 10A-3(d).
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Ms. Leonard qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
Following the IPO, the Audit Committee met two times in 2025.

Compensation Committee
Our Compensation Committee’s responsibilities include:
•	reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;
•	overseeing and administering our cash and equity incentive plans;
•	reviewing and making recommendations to the Board of Directors with respect to director compensation;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;
•	preparing the annual compensation committee report, to the extent required by SEC rules; and
•	overseeing the Company’s compliance with its compensation recovery (clawback) policy
Pursuant to the Compensation Committee’s charter, which is available on our website at https://investors.jcap.com/, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities and is directly responsible for the appointment, compensation and oversight of any such advisor.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, other than officers and directors of the Company, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Thomas Harding, Thomas Lydon, Jr. and Ronald Vaske. Mr. Harding serves as the Chairperson of the Compensation Committee. Mr. Vaske qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee, and Mr. Vaske qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. We intend to continue to avail ourselves of the “controlled company” exception under the Nasdaq Rules, which exempts us from the requirement that we have a compensation committee composed entirely of independent directors. We believe Mr. Harding and Mr. Lydon’s membership on the Compensation Committee is in the best interests of the Company and its shareholders due to their extensive experience in the finance industry and their familiarity with the Company.
Following the IPO, the Compensation Committee did not meet during 2025. The Compensation Committee met in March 2026 to review and approve compensation matters relating to 2025 performance.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2025, our “named executive officers” and their positions were as follows:
•	David Burton, President and Chief Executive Officer;
•	Mark Zellmann, President of U.S. Business Lines; and
•	Penelope Person, Chief Commercial Officer.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2025 and December 31, 2024, as applicable.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)(2)	STOCK AWARDS ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
David Burton President and Chief Executive Officer	2025	765,769	150,000	—	—	382,884	2,497,320	3,795,973
	2024	765,769	125,000	—	—	387,766	421,978	1,700,513
Mark Zellmann President of U.S. Business Lines	2025	325,009	50,000	—	—	247,202	439,973	1,062,184
	2024	303,851	110,000	—	—	137,374	54,246	605,471
Penelope Person Chief Commercial Officer	2025	142,000	—	—	—	208,864	282,196	633,060
	2024	142,000	—	—	—	248,062	46,098	436,160

(1)	Amounts reflect the base salaries paid to each executive in 2024 and 2025, including the increase in base salary Mr. Zellmann received in June 2024.
(2)
Amounts for 2025 reflect discretionary bonuses paid to Messrs. Burton and Zellmann in 2025 in recognition of their significant efforts in connection with the successful completion of our IPO. For additional information, see “Narrative to Summary Compensation Table — Cash Incentive Compensation — 2025 Discretionary Bonuses” below. Amounts for 2024 reflect discretionary bonuses paid to Messrs. Burton and Zellmann in 2024 in recognition of their significant efforts in connection with the successful completion of a planned portfolio acquisition.

(3)
Amounts reflect performance-based annual bonuses earned by Messrs. Burton and Zellmann for 2025 and 2024, as well as performance-based commissions earned by Ms. Person for 2025 and 2024. For additional information, see “Narrative to Summary Compensation Table — Cash Incentive Compensation” below.

(4)
For 2025, for Mr. Burton, amount reflects (a) dividends paid on Class B Units in the amount of $669,678 prior to our IPO, (b) dividends paid on shares of restricted stock in the amount of $1,813,200 following our IPO, (c) 401(k) matching contributions in the amount of $6,517, and (d) Young Presidents’ Organization member dues paid on his behalf in the amount of $7,925. For Mr. Zellmann, amount reflects (a) dividends paid on Class B Units in the amount of $101,724 prior to our IPO, (b) dividends paid on shares of restricted stock in the amount of $332,999 following our IPO and (c) 401(k) matching contributions in the amount of $5,250. For Ms. Person, amount reflects (a) dividends paid on Class B Units in the amount of $67,815 prior to our IPO, (b) dividends paid on shares of restricted stock in the amount of $210,005 following our IPO and (c) 401(k) matching contributions in the amount of $4,376.

Narrative to Summary Compensation Table
For the year ended December 31, 2025, the compensation for our named executive officers generally consisted of a base salary, incentive-based compensation, employee benefits and a 401(k) plan. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.
2025 Salaries
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The actual base salaries paid to each named executive officer for 2025 are set forth above in the Summary Compensation Table in the column entitled “Salary.”

Cash Incentive Compensation
2025 Annual Bonuses
In 2025, Messrs. Burton and Zellmann were eligible to receive performance-based bonuses from the Company. Mr. Burton was eligible to earn a target annual bonus in an amount equal to 50% of his annual base salary, and Mr. Zellmann was eligible to earn a target bonus in an aggregate amount equal to 50% of his annual base salary, half of which is paid on a quarterly basis and the remaining half of which is paid on an annual basis following the end of the fiscal year, respectively. Actual bonus payments are determined by the Company based on achievement of company financial targets as well as individual financial and operational goals established for each executive. Annual bonus amounts earned for 2025 by Messrs. Burton and Zellmann are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Commission Payments
In 2025, Ms. Person was eligible to earn monthly commissions based on the achievement of specified deployment targets, with an uncapped commission opportunity. The aggregate commission earned by Ms. Person for 2025 is set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
2025 Discretionary Bonuses
In 2025, the Company awarded Messrs. Burton and Zellmann discretionary bonus payments in connection with their significant efforts in connection with the successful completion of our IPO, which required significant effort outside the named executive officer’s normal responsibilities. Discretionary bonus amounts earned for 2025 by Messrs. Burton and Zellmann are set forth above in the Summary Compensation Table in the column entitled “Bonus.”
Equity Compensation
Prior Equity Plans — JCAP TopCo, LLC 2018 Underlying Units Plan and Management Invest, LLC 2018 Management Incentive Plan
Prior to our IPO, equity-based awards for the named executive officers were granted in the form of profits interests, which entitled the holder to a portion of the profits and appreciation in the equity value of JCAP TopCo, LLC arising after the date of grant.
Such awards were granted pursuant to the terms of the JCAP Topco, LLC 2018 Underlying Units Plan (the “JCAP Plan”) and the Management Invest, LLC 2018 Management Incentive Plan (the “Management Invest Plan”). Pursuant to the JCAP Plan, JCAP TopCo, LLC issued awards of Class B Units to Management Invest, LLC, which in turn issued corresponding awards of Class B Units in Management Invest, LLC under the Management Invest Plan to employees and directors of JCAP TopCo, LLC and its subsidiaries, including our named executive officers. Management Invest, LLC was formed as a separate company to hold the equity interests granted to these individuals in order to allow such individuals to hold units which mirror the economics of units directly in JCAP TopCo, LLC, while avoiding certain adverse tax and employment consequences that could have otherwise applied. The Class B Units granted pursuant to these plans were intended to constitute profits interests for federal income tax purposes.
Class B Unit Grants
In 2025, none of our named executive officers received any Class B Units. On October 30, 2018, we granted Class B Units in Management Invest, LLC to each of our named executive officers. Mr. Burton was granted 11,628,343 units, Mr. Zellmann was granted 1,377,041 units and Ms. Person was granted 1,224,036 units, respectively, of which 24% (“Tier I Units”) had an original distribution threshold of $1.00 per unit, 24% (“Tier II Units”) had an original distribution threshold of $2.00 per unit, 26% (“Tier III Units”) had a distribution threshold of $2.50 per unit and 26% (“Tier IV Units”) had a distribution threshold of $3.00 per unit In addition, Mr. Zellmann was granted an additional award of 550,000 Class B Units on July 20, 2021, which was also divided into four tiers as follows: 125,000 Tier I Units, which had an original distribution threshold of $2.47 per unit, 125,000 Tier II Units, which had an original distribution threshold of $3.15 per unit, 150,000 Tier III Units, which had an original distribution threshold of $3.50 per unit and 150,000 Tier IV Units, which had an original distribution threshold of $3.75 per unit.

With respect to the awards, 50% of the Tier I and Tier II Units were scheduled to vest in five equal installments on each of the first five anniversaries of March 23, 2018 (or, with respect to Mr. Zellmann’s 2021 award, the date of his promotion to the position of Managing Director), subject to continued service through the applicable vesting dates; provided that such awards will accelerate and fully vest upon a “Change of Control.” The remaining 50% of such Tier I and Tier II Units were scheduled to vest upon a Change of Control in the event the applicable distribution threshold was achieved in connection therewith. All of the Tier III and Tier IV Units were scheduled to vest upon a Change of Control in the event that the applicable distribution threshold was achieved as well as the achievement by J.C. Flowers & Co. LLC and its applicable affiliates of an IRR equal to or greater than 17.0% in connection with such Change of Control.
We previously determined to pay out dividends, including on March 7, 2025 and May 9, 2025, with respect to our equityholders (including our vested and unvested Class B Unit holders). In connection with these dividends, each of our named executive officers received aggregate distributions in respect of their Class B Units of: $669,678 for Mr. Burton, $101,724 for Mr. Zellmann and $67,815 for Ms. Person, respectively.
In connection with our IPO, all of the Class B Units issued pursuant to the Management Invest Plan were crystalized and converted into shares of common stock on the basis of the same 2.4150549 exchange ratio used to convert the Class A Units and Class C Units. The conversion took into account the number of Class B Units held, the applicable distribution threshold and the value of the distributions that the holder would have been entitled to receive through their indirect ownership interest in JCAP TopCo, LLC had JCAP TopCo, LLC been liquidated on the date of such conversion in accordance with the terms of the distribution waterfall set forth in the JCAP TopCo LLC Agreement. If in-the-money, the Class B Units were converted into a number of shares based on the respective distribution thresholds and terms of such awards, and if out-of-the-money were canceled. For Class B Units that were in-the-money but unvested and subject to solely time vesting requirements, such Class B Units were converted into shares of restricted stock and subject to the same time vesting requirements that the corresponding Class B Units were subject to prior to the Reorganization. For Class B Units that were in-the-money but unvested and subject to performance vesting requirements, those were converted into shares of restricted stock and subject to a three-year time-vesting requirement with one-third of the restricted shares vesting on the first anniversary of the IPO, an additional one-third vesting on the second anniversary of the IPO and a final third vesting on the third anniversary of the IPO, subject to continued service through the applicable vesting dates (provided, that any such unvested shares of restricted stock will be subject to acceleration in the event of a holder’s termination of service without cause or due to such holder’s death or disability). The conversion of such in-the-money unvested Class B Units was evidenced by individual restricted stock agreements and were not issued under the 2025 Plan. Holders of converted restricted stock awards will be eligible to receive dividends in the event the Company determines to pay dividends in respect of its common stock. For Class B Units that are in-the-money and fully vested, those were converted into shares of unrestricted common stock.
With respect to Class  B Units that were out-of-the-money and were canceled in the Reorganization, we issued new stock options under the 2025 Incentive Award Plan to the employee and director holders of such canceled Class B Units to put them in an approximately equivalent economic position in terms of number of options and exercise prices as they would be in if their Class B Units were not canceled and instead exchanged for new options. Such options were granted effective as of immediately following the determination of the initial public offering price per share of our common stock of $15.00 and were in an amount equal to the number of the out-of-the-money Class B Units that were canceled multiplied by the exchange ratio and have an exercise price per share equal to the distribution threshold of the out-of-the-money Class B Units multiplied by the exchange ratio (or if greater, the initial public offering price per share of our common stock). The options are subject to the same time-vesting requirements that the corresponding Class B Units were subject to prior to the IPO. None of our named executive officers received grants of such options.

The following table sets forth the actual number of vested shares of our common stock and unvested restricted shares of our common stock that each of our named executive officers received upon conversion of their vested and unvested Class B Units in connection with our IPO.

NAME	VESTED SHARES RECEIVED UPON CONVERSION OF VESTED CLASS B UNITS (#)	UNVESTED RESTRICTED SHARES RECEIVED UPON CONVERSION OF UNVESTED CLASS B UNITS
		IN RESPECT OF TIME-BASED CLASS B UNITS (#)	IN RESPECT OF PERFORMANCE- BASED CLASS B UNITS (#)(4)
David Burton(1)	1,095,257	—	3,061,101
Mark Zellmann(2)	153,211	15,673	479,425
Penelope Person(3)	115,290	—	322,221

(1)	All of Mr. Burton’s Class B Units which were subject solely to time-based vesting were fully time-vested as of the date of the initial public offering pricing.
(2)	7,837 shares of the restricted stock issued to Mr. Zellmann in conversion of his Class B Units subject solely to time-based vesting vested on July 20, 2025 and 7,836 shares will vest on July 20, 2026.
(3)	All of Ms. Person’s Class B Units which were subject solely to time-based vesting were fully time-vested as of the date of the initial public offering pricing.
(4)
All restricted shares received upon conversion of Class B Units subject solely to performance-based vesting requirements are subject to a three-year time-vesting period beginning on the date of consummation of the IPO.

2025 Incentive Award Plan
In connection with the IPO, we adopted the 2025 Plan, under which we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. None of our named executive officers received equity-based grants in 2025 other than the restricted shares issued in connection with our IPO as described above.
On March 18, 2026, we granted to Mr. Zellmann an award of stock options to purchase 25,000 shares of our common stock in recognition of his contributions in respect of managing certain of our Canadian business endeavors. The stock options vest ratably over a five-year period, subject to Mr. Zellmann’s continued service through each such applicable vesting date, with an exercise price equal to (i) $20.13 in respect of 12,500 of the stock options and (ii) $34.13 in respect of 12,500 of the stock options.
Other Elements of Compensation
Retirement Plans
We maintain a 401(k) retirement savings plan (the “401(k) Plan”) for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) Plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. Currently, we match contributions made by participants in the 401(k) Plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) Plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We do not maintain any defined benefit pension plans or deferred compensation plans for our named executive officers.

Employee Benefits and Perquisites
Health/Welfare Plans
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•	medical, dental and vision benefits;
•	medical and dependent care flexible spending accounts;
•	short-term and long-term disability insurance; and
•	life insurance.
Equity Grant Practices
We do not have a formal policy with respect to the timing of our equity award grants. In addition, we do not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal year 2025, we did not grant stock options, stock appreciation rights, or similar option like instruments to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.
Clawback Policy
In connection with the IPO, our board of directors adopted a compensation recovery policy that is compliant with the listing rules of the Nasdaq, as required by the Dodd-Frank Act.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025.

		STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
David Burton(2)	June 25, 2025	3,061,101	68,384,996	—	—
Mark Zellmann(3)	June 25, 2025	487,261	10,885,411	—	—
Penelope Person(4)	June 25, 2025	322,221	7,198,417	—	—

(1)	Market value reflects the number of unvested shares of restricted stock multiplied by $22.34 per share, the closing price of our common stock on the Nasdaq on December 31, 2025.
(2)
Amount represents the number of shares of restricted stock issued to Mr. Burton in respect of unvested performance-based Class B Units in connection with our IPO that have not yet vested. One-third of the award vests on the first three anniversaries of June 25, 2025, subject to continued service through the applicable vesting dates (provided, that any such unvested shares of restricted stock will be subject to acceleration in the event of the executive’s termination of service without cause or due to his death or disability).

(3)
Amount represents (i) 479,425 shares of restricted stock issued to Mr. Zellmann in respect of unvested performance-based Class B Units in connection with our IPO that have not yet vested; one-third of such shares of restricted stock vests on the first three anniversaries of June 25, 2025 and (ii) 7,836 shares of restricted stock issued to Mr. Zellmann in respect of unvested time-based Class B Units in connection with our IPO that have not yet vested; such shares of restricted stock will vest on July 20, 2026, in each case subject to continued service through the applicable vesting dates (provided, that any such unvested shares of restricted stock will be subject to acceleration in the event of the executive’s termination of service without cause or due to his death or disability).

(4)
Amount represents the number of shares of restricted stock issued to Ms. Person in respect of unvested performance-based Class B Units in connection with our IPO that have not yet vested. One-third of the award vests on the first three anniversaries of June 25, 2025, subject to continued service through the applicable vesting dates (provided, that any such unvested shares of restricted stock will be subject to acceleration in the event of the executive’s termination of service without cause or due to her death or disability).

Executive Compensation Arrangements
We are party to an employment agreement with Mr. Burton, as further described below. We have not entered into employment agreements with our other named executive officers, Mr. Zellmann and Ms. Person.
David Burton
On March 20, 2018, CL Holdings, LLC and FMT Services, LLC (collectively, the “Employer”) entered into an amended and restated employment agreement with Mr. Burton (the “Burton Employment Agreement”), providing for his position as Chief Executive Officer of the Employer. Mr. Burton’s employment with the Employer is at-will.
The Burton Employment Agreement provides that Mr. Burton will be entitled to an initial annual base salary of $600,000, which will be reviewed on an annual basis for merit-based increases of up to 5%. The Burton Employment Agreement also provides that Mr. Burton will be entitled to receive an annual target bonus equal to fifty (50%) of his annual base salary currently in effect, which shall be conditioned upon, among other things, Mr. Burton’s performance and the performance of the Employer. Mr. Burton is also entitled to receive (i) first class and/or business class air travel for all business travel on behalf of the Employer and (ii) reimbursement for his dues and expenses with respect to the Young Presidents’ Organization.
The Burton Employment Agreement also provides that upon termination of Mr. Burton’s employment by the Employer without Cause (as defined below) and upon his resignation for Good Reason (as defined below), subject to Mr. Burton’s execution and non-revocation of a release of claims, Mr. Burton will be entitled to receive, in addition to any accrued amounts, his annual base salary for a period of 18 months.
As defined in the Burton Employment Agreement, “Cause” generally means (i) Mr. Burton’s conviction or entry of a plea of guilty or nolo contendere plea for a felony, a crime involving moral turpitude or any other act or omission involving dishonesty, breach of Mr. Burton’s duty of loyalty, or fraud with respect to CL Holdings, LLC and FMT Services, LLC or any of its subsidiaries or affiliates or any of their employees or which has had or would have a material negative effect upon the Employer or any of its subsidiaries or affiliates, (ii) substantial and repeated failure by Mr. Burton to perform duties of the office held by Mr. Burton or as reasonably directed by the board of managers of CL Holdings, LLC, (iii) gross negligence, willful misconduct or breach of fiduciary duty with respect to the Employer or any of its respective subsidiaries or affiliates or any of their customers, suppliers, employees or other business relation, (iv) a material failure to observe policies or standards regarding employment practices (including, without limitation, nondiscrimination, sexual harassment and alcohol and drug-use policies), in each case, as approved by the board of managers of CL Holdings, LLC from time to time, (v) any conduct causing the Employer or any of its subsidiaries or affiliates substantial public disgrace or disrepute or substantial economic harm and/or (vi) a material breach by Mr. Burton of the Burton Employment Agreement which, if susceptible of cure, has not been cured within ten business days after notice of the breach has been delivered to Mr. Burton in writing.
As defined in the Burton Employment Agreement, “Good Reason” generally means (i) a reduction in Mr. Burton’s then-effective annual base salary (except in connection with a general reduction of the salaries of the senior executives of the Employer or its subsidiaries, and his reduction is 10% or less), (ii) the Employer’s failure to timely pay Mr. Burton’s annual base salary and annual bonus, (iii) Mr. Burton being removed as Chief Executive Officer of the Employer or being required to report to someone other than the Employer’s board of directors or (iv) relocation of Mr. Burton’s principal office to a location which is more than fifty (50) miles outside of the Minneapolis, Minnesota metropolitan area. Notwithstanding the foregoing, Mr. Burton will not be deemed to have resigned for Good Reason unless (i) Mr. Burton provides the Employer with written notice of the existence of Good Reason within thirty (30) days of the initial existence of such event, (ii) the Employer has been given an opportunity to cure any of the foregoing within thirty (30) days following Mr. Burton’s delivery to the Employer of such written notice, and (iii) Mr. Burton resigns from the Employer within forty-five (45) days following the expiration of the Employer’s thirty (30) day cure period.

The Burton Employment Agreement includes confidentiality and assignment of intellectual property provisions and certain restrictive covenants, including eighteen (18) month post-employment non-competition and non-solicitation of employees and customers.
Director Compensation
Prior to the IPO, we paid certain of our non-employee directors an annual cash retainer fee of $30,000, payable quarterly.
In connection with our IPO, we approved a compensation program for our non-employee directors which superseded our prior practice, pursuant to which our non-employee directors are eligible to receive an annual cash retainer fee of $30,000, with an additional annual cash retainer fee of $8,000 payable to members of the audit committee, in each case payable quarterly. We did not grant other equity or non-equity awards to our directors in 2025. We do not provide any compensation to Thomas Harding or Thomas Lydon, Jr. for their service on our board of directors. Mr. Szemenyei resigned from our board of directors in May 2025.
The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2025.

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)	TOTAL ($)
John Oros	30,000	—	30,000
Christopher Giles	30,000	—	30,000
Ronald Vaske	32,416	—	32,416
Beth Leonard	32,416	50,101	82,517
Andrew Szemenyei	19,192	—	19,192

(1)
Amount reflects the grant date fair value of the stock options awarded to certain of our directors, computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of the options in Note 10 to our audited consolidated financial statements included in our 2025 Annual Report.

The table below shows the aggregate numbers of shares of unvested restricted stock and stock options held by each non-employee director as of December 31, 2025.

NAME	RESTRICTED STOCK	STOCK OPTIONS (UNVESTED)	STOCK OPTIONS (VESTED)
Christopher Giles	39,387	—	—
Ronald Vaske	19,701	—	—
Beth Leonard	13,931	33,125	8,281

Christopher Giles, Ronald Vaske and Beth Leonard are the only non-employee directors who held Class B Units immediately prior to the Reorganization. Ms. Leonard received 41,406 options with an exercise price of $17.24 in connection with our IPO.

The following table sets forth the actual number of vested shares of our common stock and unvested restricted shares of our common stock that each of Messrs. Giles and Vaske and Ms. Leonard received upon conversion of their vested and unvested Class B Units in connection with the IPO.

		UNVESTED RESTRICTED SHARES RECEIVED UPON CONVERSION OF UNVESTED CLASS B UNITS
NAME	VESTED SHARES RECEIVED UPON CONVERSION OF VESTED CLASS B UNITS (#)	IN RESPECT OF TIME- BASED CLASS B UNITS (#)	IN RESPECT OF PERFORMANCE- BASED CLASS B UNITS (#)(4)
Christopher Giles(1)	39,387	—	39,387
Ronald Vaske(2)	19,699	—	19,701
Beth Leonard(3)	—	7,739	7,740

(1)	All of Mr. Giles’ Class B Units which were subject solely to time-based vesting were fully time-vested as of the date of the initial public offering pricing.
(2)	All of Mr. Vaske’s Class B Units which were subject solely to time-based vesting were fully time-vested as of the date of the initial public offering pricing.
(3)
The restricted stock issued to Ms. Leonard in conversion of her Class B Units subject solely to time-based vesting will vest annually in five ratable installments that began on November 6, 2025 and will end on (and including) November 6, 2029.

(4)
All restricted shares received upon conversion of Class B Units subject solely to performance-based vesting requirements are subject to a three-year time-vesting period beginning on the date of consummation of the IPO.

On March 18, 2026, Mr. Giles resigned as a member of our Board. In recognition of Mr. Giles’ service to the Board, the unvested restricted shares received by Mr. Giles in connection with the IPO were accelerated and vested as of Mr. Giles’ resignation date.
On March 18, 2026, our Board appointed Susan Atkins and James Pierce to serve as members of the Board and in connection with their appointment each of Ms. Atkins and Mr. Pierce were granted stock options to purchase 50,000 shares of our common stock, which vest ratably over a three-year period, subject to each director’s continued service on the Board through each such applicable vesting date, with an exercise price equal to (i) $20.13 in respect of 25,000 of the stock options and (ii) $34.13 in respect of 25,000 of the stock options.

Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
	(a)	(b)	(c)
Equity Compensation Plans Approved By Stockholders………	6,807,846(1)	$24.84(2)	6,262,171
Equity Compensation Plans not Approved by Stockholders………..	—	$—	—
Total	6,807,846	$24.84	6,262,171

(1)	Consists of options to purchase 477,542 shares of common stock under the 2025 Plan, and 6,330,304 shares of common stock subject to restricted stock awards under our 2025 Plan.
(2)	Represents the weighted-average exercise price of outstanding options.
(3)
Represents the number of shares of common stock available for issuance under the 2025 Plan. This amount does not include any additional shares that may become available for future issuance under the 2025 Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years through 2035 by the number of shares equal to the lesser of (i) 5% of the aggregate number of shares outstanding as of the last day of the immediately preceding fiscal year and (ii) such smaller number of shares as is determined by the Board.

There are no shares available for future issuance under the JCAP Plan or the Management Invest Plan and each of the JCAP Plan and the Management Invest Plan were terminated as of the consummation of our IPO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors (which includes all nominees) and executive officers as a group as of April 10, 2026, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 61,711,588 shares of common stock outstanding as of April 10, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 10, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 600 South Highway 169, Suite 1575, Minneapolis, Minnesota 55426. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
David Burton(1)	3,392,500	5.5%
Entities affiliated with JCF IV JCAP Holding L.P.(2)	32,721,807	53.1%

Named Executive Officers and Directors
Christo Realov(3)	107,881	*
Mark Zellmann(4)	693,747	1.12%
Matthew Pfohl(5)	448,871	*
Penelope Person(6)	437,511	*
Thomas Harding	0	*
Beth Leonard(7)	15,479	*
Thomas Lydon, Jr.	0	*
John Oros	0	*
Ronald Vaske(8)	39,400	*
Susan Atkins	0	*
James Pierce	0	*
All executive officers, nominees, and directors as a group (13 persons)(9)	5,135,389	8.33%

*	Less than one percent.
(1)
Based solely on a Schedule 13G filed with the SEC on January 16, 2026 and information provided to the Company by David Burton. David Burton has sole voting and dispositive power over all 3,392,500 shares.

(2)
Based solely on a Schedule 13G/A filed with the SEC on November 14, 2025[ and information provided to the Company]. Consists of 32,721,807 shares held by JCF IV JCAP Holding L.P. The general partner of JCF IV JCAP Holding L.P. is JCF IV JCAP Holding GP LLC. The managing member of JCF IV JCAP Holding GP LLC is JCF Associates IV L.P. The general partner of JCF Associates IV L.P. is JCF Associates IV Ltd. J. Christopher Flowers controls JCF Associates IV Ltd and thus may be deemed to control each entity directly or indirectly controlled by JCF Associates IV Ltd, including JCF IV JCAP Holding L.P. Each of JCF IV JCAP Holding L.P., JCF IV JCAP Holding GP LLC, JCF Associates IV L.P. have shared voting and dispositive power over 32,721,807 shares. Each of JCF Associates IV Ltd and J. Christopher Flowers has sole voting and dispositive power over 32,721,807 shares. The principal business office of each of the foregoing entities and person is J.C. Flowers & Co., 1301 Avenue of the Americas, 16th Floor, New York, NY 10019.

(3)	Includes 107,881 shares of the Company’s common stock.
(4)	Includes 693,747 shares of the Company’s common stock.
(5)	Includes 448,871 shares of the Company’s common stock.
(6)	Includes 437,511 shares of the Company’s common stock.
(7)	Includes 15,479 shares of the Company’s common stock.
(8)	Includes 39,400 shares of the Company’s common stock.
(9)	Includes 5,135,389 shares of the Company’s common stock.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on the Company’s review of the reports that have been filed by or on behalf of such person in this regard, we believe that all such persons complied with on a timely basis with all Section 16(a) filing requirements during the fiscal year ended December 31, 2025, other than one Form 3 that was inadvertently filed late for JCF IV JCAP Holding L.P.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel is required to present to the Audit Committee all relevant known facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant known facts and circumstances of each related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in the approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2025, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
The Reorganization
In connection with the initial public offering, we engaged in certain transactions with certain of our directors and executive officers and with entities affiliated with J.C. Flowers.
Secondary Offering
On January 7, 2026, the Company announced the pricing of the underwritten public offering of 10,000,000 shares of common stock by certain of its existing stockholders, including David Burton, our President, Chief Executive Officer and Chair of the Board, and entities affiliated with J.C. Flowers at a price to the public of $20.50 per share. In addition, the underwriters purchased from entities affiliated with J.C. Flowers 1,500,000 additional shares of common stock at the public offering price, less underwriting discounts and commissions. The selling stockholders received all the net proceeds from this offering. The offering and the concurrent share repurchase closed on January 9, 2026.
Stockholders Agreement
On June 25, 2025, we entered into the Stockholders Agreement with the JCF Stockholders, which are holders of more than 5% of our outstanding capital stock and entities with which certain of our directors are affiliated. The Stockholders Agreement provides the JCF Stockholders certain registration rights as described below. The Stockholders Agreement also provides the JCF Stockholders the right to designate a certain number of nominees for election to our board of directors and certain committee nomination rights for so long as the JCF Stockholders (including their permitted transferees under the Stockholders Agreement) beneficially own a specified percentage of our outstanding common stock. The registration rights provided to the JCF Stockholders will terminate upon the earliest of (i) the completion of certain liquidation events or (ii) such time after the completion of the IPO that the JCF Stockholders can sell all of their shares entitled to registration rights under Rule 144 of the Securities Act during any 90-day period, without limitation thereunder on volume or manner of sale. Under the Stockholders Agreement, we are generally required to pay all expenses (other than underwriting discounts and commissions and certain other expenses) related to any registration effected pursuant to the exercise of such registration rights and to indemnify the JCF Stockholders against (or make contributions in respect of) certain liabilities that may arise under the Securities Act. The Form S-1 and Form S-3 demand registration rights described below are subject to specified conditions and limitations, including the right of the underwriters to limit the number of shares of common stock included in any such registration under specified circumstances.
Form S-1 Demand Registration Rights
The JCF Stockholders have the right to demand that we file a registration statement on Form S-1 to register the offer and sale of their shares. We are generally only obligated to effect up to two such registrations. Each such request for registration generally must cover securities the anticipated aggregate offering price of which, net of underwriting discounts and commissions, is at least $25.0 million. If our Board determines that it would be materially detrimental to us and our stockholders to effect such a demand registration, we will have the right to defer such registration, not more than once in any 12-month period, for a period of up to 30 days.
Form S-3 Demand Registration Rights
At any time when we are eligible to file a registration statement on Form S-3, the JCF Stockholders will be able to request that we register the offer and sale of their shares on a registration statement on Form S-3, generally so long as the request covers securities the anticipated aggregate public offering price of which, net of any underwriting discounts or commissions, is at least $25.0 million. The JCF Stockholders may make an unlimited number of requests for registration on a registration statement on Form S-3. However, we will not be required to effect a registration on Form S-3 if we have effected three such registrations within the 12-month period preceding the date of the request. If our Board determines that it would be materially detrimental to us and our stockholders to effect such a demand registration, we will have the right to defer such registration, not more than once in any 12-month period, for a period of up to 30 days.
Piggyback Registration Rights
If we propose to register shares of our common stock or other securities under the Securities Act, either for our own account or for the account of our stockholders, in connection with such offering, the JCF Stockholders are able to request that we include their shares in such registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a registration statement under the Securities Act, other than with respect to (i) a registration relating solely to our stock plans, (ii) a registration relating to a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the shares having registration rights, or (iv) a registration relating to the offer and sale of debt securities, the JCF Stockholders are entitled to notice of the registration and have the right, subject to certain limitations, to include their shares in the registration.
Nomination and Consent Rights
The Stockholders Agreement provides the JCF Stockholders the right to designate a certain number of nominees for election to our Board and certain committee nomination rights for so long as the JCF Stockholders (including their permitted transferees under the Stockholders Agreement) beneficially own a specified percentage of our outstanding common stock. For so long as the JCF Stockholders beneficially own shares of common stock representing at least 50% of the common stock then outstanding, the JCF Stockholders will be entitled to nominate four directors to serve on our Board, at least two of which such directors must be “independent directors” under applicable law and stock exchange listing standards. For so long as the JCF Stockholders beneficially own shares of common stock representing at least 30% but less than 50% of the common stock then outstanding, the JCF Stockholders will be entitled to nominate three directors to serve on our Board. For so long as the JCF Stockholders beneficially own shares of common stock representing at least 20% but less than 30% of the common stock then outstanding, the JCF Stockholders will be entitled to nominate two directors to serve on our Board. For so long as the JCF Stockholders beneficially own shares of common stock representing at least 10% but less than 20% of the common stock then outstanding, the JCF Stockholders will be entitled to nominate one director to serve on our Board.

Additionally, the Stockholders Agreement specifies that we will not take certain significant actions specified therein, including (i) any acquisition or disposition where aggregate consideration is greater than $100,000,000 in a single transaction or series of related transactions; (ii) any transaction in which any person or group acquires more than 50% of our then outstanding capital stock or the power to elect a majority of the members of our Board; (iii) any incurrence or refinancing of our indebtedness or that of our subsidiaries to the extent such incurrence or refinancing would result in us or our subsidiaries having indebtedness in excess of $150,000,000 in the aggregate; (iv) any increase or decrease in the size of our Board; (v) any reorganization, recapitalization, voluntary bankruptcy, liquidation, dissolution or winding-up; and (vi) any amendment, alteration or repeal of any provision of our governing documents in a manner that adversely affects the powers, preferences or rights of the JCF Stockholders, in each case, without the prior written consent of the JCF Stockholders as long as the JCF Stockholders (including their permitted transferees under the Stockholders Agreement) beneficially own at least 10% of the outstanding shares of our common stock (as adjusted for stock splits, combinations, reclassifications and similar transactions).
Family Relationship
Bryan Szemenyei, President of Canaccede, one of our wholly owned indirect subsidiaries, is the son of Andrew Szemenyei, who resigned as a member of our Board in May 2025, and has been employed by our subsidiary since our acquisition of Canaccede in March 2020. Bryan Szemenyei does not reside with Andrew Szemenyei and is not one of our executive officers. During the year ended December 31, 2025, Bryan Szemenyei had total compensation, including base salary, bonus and other compensation, of C$0.3 million. In May 2025, Jefferson Capital Holdings, LLC also repurchased Class A Units and Class C Units of JCAP Topco, LLC from Bryan Szemenyei, at an aggregate purchase price of $1.25 million.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer, unless otherwise specified.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 600 South Highway 169, Suite 1575, Minneapolis, Minnesota 55426 in writing not later than December 22, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than February 5, 2027, and no later than March 7, 2027. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 5, 2027, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the 90th day prior to the 2027 Annual Meeting or, if later, the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

JEFFERSON CAPITAL’S ANNUAL REPORT ON FORM 10-K
A copy of Jefferson Capital’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 10, 2026, without charge upon written request addressed to:
Jefferson Capital, Inc.
Attention: Secretary
600 South Highway 169, Suite 1575
Minneapolis, Minnesota 55426
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, at https://investors.jcap.com/.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

/s/ Matthew Pfohl

Matthew Pfohl
Chief Administrative Officer, General Counsel and Secretary

Minneapolis, Minnesota
April 21, 2026

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 4, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JCAP2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 4, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94964-P52443

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JEFFERSON CAPITAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of David Burton, Thomas Harding and Thomas Lydon, Jr. as Class I Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Burton
02) Thomas Harding
03) Thomas Lydon, Jr.

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V94965-P52443

JEFFERSON CAPITAL, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 5, 2026 9:00 A.M. EDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) David Burton, Matthew Pfohl and Christo Realov, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of JEFFERSON CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M. EDT, on June 5, 2026, virtually at www.virtualshareholdermeeting.com/JCAP2026, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side